AMENDMENT NO. 1 TO
                         LEASE AGREEMENT


     THIS AMENDMENT NO. 1 TO LEASE AGREEMENT (this "Amendment") is entered into as of July 1, 1997, by and between First Security Bank, National Association, a national banking association, not in its individual capacity but solely as Owner Trustee under that certain Trust Agreement, dated as of December 20, 1996, as successor-in-interest to US Airways, Inc., formerly known as US Air, Inc. ("Lessor"), and Vanguard Airlines, Inc., a Delaware corporation ("Lessee").

                        R E C I T A L S :

     A.   Lessor and Lessee have entered into the Lease
Agreement, dated as of December 8, 1994 (as amended, modified and supplemented to the date hereof and hereby, the "Lease").
Capitalized terms used herein and not otherwise defined shall have the meanings set forth or incorporated by reference in the Lease.

     B. The Boeing Model 737-222 aircraft bearing manufacturer's serial no. 19547 was leased under the Lease pursuant to Lease Supplement No. 1, dated December 8, 1994
("Lease Supplement No. 1").

     C. The Boeing Model 737-281 aircraft bearing manufacturer's serial no. 20414 was leased under the Lease pursuant to Lease Supplement No. 2, dated December 8, 1994
("Lease Supplement No. 2").

     D. The Boeing Model 737-247 aircraft bearing manufacturer's serial no. 196503 was leased under the Lease pursuant to Lease Supplement No. 3, dated December 8, 1994
("Lease Supplement No. 3").

     E. The Boeing Model 737-222 aircraft bearing manufacturer's serial no. 19548 (together with the aircraft described in paragraphs (B) through (D), the "Aircraft") was leased under the Lease pursuant to Lease Supplement No. 4, dated
January 2, 1995 ("Lease Supplement No. 4").

     F. Lessor and Lessee desire to extend the Term of the Lease for each of the Aircraft as hereinafter provided.

     G. The Lease, together with Lease Supplement No. 1 Lease Supplement No. 2 and Lease Supplement No. 3, was recorded by the Federal Aviation Administration on January 6, 1995 and assigned Conveyance No. Y40259. Lease Supplement No. 4, together with the Assignment and Assumption Agreement, dated as of March 17, 1997, was recorded by the Federal Aviation Administration as one document on May 14, 1997 and assigned Conveyance No. H90401.

                            AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing premises and of the mutual agreements herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lessor and Lessee agree as follows:

     1. Pursuant to Section 18.1 of the Lease, Lessee has notified Lessor that Lessee has elected to extend the Term of the Lease for a Renewal Term with respect to each of the Aircraft. Lessor and Lessee hereby confirm such extensions, and agree that the Expiration Date of the Term, as extended by this Renewal Term, for each Aircraft shall be as follows:


          Manufacturer's                Expiration
          Serial Number                    Date

          19547                         December 8, 1999

          20414                         December 8, 1999

          19603                         December 8, 1999

          19548                         January 2, 2000


     2. Lessee hereby confirms that it shall pay Basic Rent for each of the Aircraft during such Renewal Term in accordance with
Section 4.1 of the Lease.

     3. Except as amended hereby, the Lease shall remain unmodified and in full force and effect, including, without limitation, with respect to Lessee's right to exercise its option to extend the Term of the Lease for an additional two year
Renewal Term pursuant to Section 18.1 of the Lease.

     4. Lessee hereby represents and warrants that this Amendment has been duly authorized by all necessary action and, assuming due authorization, execution, and delivery thereof by Lessor, constitutes Lessee's valid and binding obligation.

     5. THIS AMENDMENT, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AS APPLICABLE TO CONTRACTS EXECUTED AND DELIVERED IN SUCH STATE BY CITIZENS THEREOF TO BE PERFORMED WHOLLY WITHIN SUCH STATE, WITHOUT REFERENCE TO ANY PRINCIPALS OF CONFLICT OF LAWS.

     6. This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

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




     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first written above.


                              FIRST SECURITY BANK, NATIONAL
                              ASSOCIATION, not in its individual
                         capacity but solely as OwnerTrustee, as
                         Lessor

                              By:_______________________________


                              Its:______________________________


                              VANGUARD AIRLINES, INC., as
                              Lessee

                              By:_______________________________


                              Its:______________________________